Exhibit 99.1350CERT


     Certification Pursuant to Section 906 of the Sarbanes Oxley Act


I, Robert C. Doll, Jr., Chief Executive Officer of Merrill Lynch International Value Fund of Mercury Funds II (the "Fund"), certify that:

1. The N-CSR of the Fund (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.


Dated: August 19, 2005


                                         /s/ Robert C. Doll, Jr.
                                         -----------------------
                                         Robert C. Doll, Jr.,
                                         Chief Executive Officer of
                                         Merrill Lynch International Value Fund
                                         of Mercury Funds II


A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Merrill Lynch International Value Fund of Mercury Funds II and will be retained by Merrill Lynch International Value Fund of Mercury Funds II and furnished to the Securities and Exchange Commission or its staff upon request.




Exhibit 99.1350CERT


     Certification Pursuant to Section 906 of the Sarbanes Oxley Act

I, Donald C. Burke, Chief Financial Officer of Merrill Lynch International Value Fund of Mercury Funds II (the "Fund"), certify that:

1. The N-CSR of the Fund (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.


Dated: August 19, 2005


                                         /s/ Donald C. Burke
                                         -------------------
                                         Donald C. Burke,
                                         Chief Financial Officer of
                                         Merrill Lynch International Value Fund
                                         of Mercury Funds II


A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Merrill Lynch International Value Fund of Mercury Funds II and will be retained by Merrill Lynch International Value Fund of Mercury Funds II and furnished to the Securities and Exchange Commission or its staff upon request.